Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN

THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED

BECAUSE HORIZON THERAPEUTICS PLC HAS

DETERMINED THE INFORMATION (I) IS NOT MATERIAL

AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO

HORIZON THERAPEUTICS PLC IF PUBLICLY DISCLOSED.

MSRA RVDC / BI	CONFIDENTIAL

MUTUAL SETTLEMENT, RELEASE AND MEDIA LICENSE AGREEMENT

THIS MUTUAL SETTLEMENT AND RELEASE AGREEMENT is made on December 21, 2016, (the “Effective Date”), by and between Boehringer Ingelheim Biopharmaceuticals GmbH, a German corporation, having its principal place of business at Binger Straße 173, 55216 Ingelheim am Rhein, Germany (“BI”), and River Vision Development Corp., having its principal place of business at One Rockefeller Plaza, Suite 1204, New York, NY 10020, USA (“RVDC”), (each Party hereinafter referred to as a “Party” and both Parties collectively referred to as the “Parties”).

WHEREAS, Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Str. 65, 88397 Biberach an der Riss, Germany (“BIP”) and RVDC entered into a Tech Transfer and Clinical Supply Agreement for Teprotumumab effective as of as of April 26, 2013, (hereinafter, the “TT and CSA Agreement”); and

WHEREAS, with letter dated 3 December 2013 BIP notified RVDC that it would assign the TT and CSA Agreement as of 1 January 2014 to BI, and that BI would accept the transfer of this TT and CSA Agreement; and

WHEREAS, BI and RVDC agreed to transfer the current Teprotumumab manufacturing process from BI to another third party CMO for further process development and potential clinical/commercial manufacturing activities; and

WHEREAS, with letter dated 27 February 2015, BI authorized RVDC in order to (i) enable a potential third party CMO to evaluate RVDC’s request for further process development and manufacturing services and (ii) prepare a smooth transfer of the current Teprotumumab manufacturing process from BI to such third party CMO, BI allowed RVDC to disclose the BI Confidential Information and Know-How (as defined in the TT and CSA Agreement) contained in the IND Amendment (dated December 20, 2013) of RV001 / Temprotumumab initially submitted on November 18, 2011 (IND number: 112952) to any such third party CMO for the sole purpose as listed under (i) and (ii) above under a confidentiality and restricted use agreement between RVDC and any such third party CMO that meets the requirements regarding disclosure of Confidential Information and Know-How to third parties set forth in Section 9 of the TT and CSA Agreement; and

WHEREAS, Boehringer Ingelheim International GmbH (“BII”), BI’s Affiliated Company and RVDC entered into a Secrecy Agreement (“CDA”) effective March 14, 2012, amended several times, including by Addendum 3a effective as of February 27, 2015, which inter alia, extended the Confidentiality Period and added CMC Biologics (“CMC”) as a party to the CDA; and

WHEREAS, CMC, RVDC and BI entered into a Material Transfer Agreement effective as of August 26, 2015 (the “MTA”) for CMC to test BI’s proprietary Media (as defined in the MTA) in connection with the further process development and potential clinical/commercial manufacturing activities for RVDC’s biopharmaceutical product Teprotumumab and CMC receipt of Study Materials (as defined in the MTA) from BI in order to evaluate the potential use of such Media in the course of certain Study(ies) (as defined in the MTA); and

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WHEREAS, in order for CMC to manufacture RVDC Antibody for RVDC once the terms of such license are agreed upon, BI and CMC have entered into a Letter of Authorization for the sale and supply of Media dated March 3, 2016 which enables CMC to purchase Media at the third party manufacturer of Media [***] (such letter of authorization and any future amendments thereto, hereinafter the “LoA”).

WHEREAS, BI, CMC and RVDC entered into Amendment No. 1 to the MTA effective as of March 9, 2016 to extend the scope of the confidentiality section of the Agreement for BI to provide certain proprietary information of BI regarding components of the Media to CMC in connection with the purchase and sale of Media at [***] or any future third party manufacturer of Media (“Media Supplier”) under the LoA; and

WHEREAS, in accordance with this Mutual Settlement and Release Agreement, the Parties wish to terminate the TT and CSA Agreement and have agreed to settle any and all outstanding obligations to one another as of the Effective Date, including the grant by BI of a license to RVDC to use the Media to make and have made the Product for RVDC’s clinical and commercial use in accordance with the terms and conditions of this Agreement; and

NOW THEREFORE, in consideration of the mutual covenants and promises herein and therein, BI and RVDC agree as follows:

l. Definitions

(a)

“Affiliated Companies” shall: (a) with respect to BI, mean any company or business entity which controls, is controlled by, or is under common control with BI; (b) with respect to RVDC, means any company or business entity which controls, is controlled by, or is under common control with RVDC, but shall not include a company or business located and/or incorporated in the People’s Republic of China; (c) with respect to CMC, shall mean CMC Icos Biologics, Inc. with a place of business at 22021 20th Ave. SE, Bothell, WA 98021, USA, and (d) with respect to a third party sublicensee, means any company or business entity which controls, is controlled by, or is under common control with such third party sublicensee, but shall not include a company or business located and/or incorporated in the People’s Republic of China. For purposes of this definition, “control” shall mean the possession, directly or indirectly of the power to direct or cause the direction of the management and policies of an entity ( other than a natural person), whether through the majority ownership of voting capital stock, by contract or otherwise.

(b)

“Confidential Information” shall mean (1) BIP Confidential Information and Know-How (as defined in 1.5 of the TT and CSA Agreement) and/or (2) RVDC Confidential Information and Know-How (as defined in Section 1.28 of the TT and CSA Agreement; and/or (3) Information (as defined in Section 1.3) of BI and/or its Affiliates and/or RVDC pursuant to the CDA; and/or (4) Study Materials (including Media and Information) and Results as defined in the MTA and/or (5) all information concerning the Licensed Technology.

(c)	“Media” means each and all of BI’s proprietary growth media, production media or feed media with BI’s internal coding “[***]”, whichever is the case.

(d)	“Licensed Technology” shall have the meaning set forth in Section 8.1.

(e)	“Product” shall mean Teprotumumab.

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(f)	“Related Parties” shall have the meaning set forth in Section 3.

(g)	“Scope of Use” shall have the meaning set forth in Section 8.1.

(h)	“Territory” shall mean worldwide except the People’s Republic of China.

2. The TT and CSA Agreement shall be terminated on the Effective Date. In connection with such termination, the Parties agree to the following final settlement with respect to all outstanding financial issues and items arising from or relating to the TT and CSA Agreement:

(a)	BI shall provide the Services and shall invoice RVOC in accordance with the updated Project Plan (“Project Plan including Project Timeline and Payment Schedule”) attached hereto as Exhibit A.

(b)

In accordance with the Agreement, BI purchased Raw Materials including but not limited to resins for the scheduled manufacture of clinical batches. The Raw Materials specified in Exhibit B cannot be used by BI for other projects and accordingly BI shall destroy or provide such Raw Materials to RVOC (as specified in Exhibit B).

(c)	Within [***] days of the Effective Date BI will pay RVDC [***] by wire transfer to the following account:

[***]

[***]

[***]

[***]

(d)	Neither Party shall owe the other any further cash payments, refunds or other amounts under the TT and CSA Agreement except as expressly provided herein (including the Exhibits).

3. Except as otherwise expressly provided herein, RVDC, for itself and Affiliated Companies and its and their officers, agents, directors, shareholders, employees and their heirs, successors and assigns (“Related Parties”), hereby releases and discharges BI and its Related Parties, from any and all past, present and future actions, causes of action, demands, damages, costs, loss of service, judgments, liabilities, all expenses including legal fees, compensation, transaction fees, and any and all other liabilities and claims, whatsoever, arising out of, relating to or resulting from the TT and CSA Agreement.

4. Except as otherwise expressly provided herein, BI, for itself and its Related Parties, hereby releases and discharges RVDC and its Related Parties, from any and all past, present and future actions, causes of action, demands, damages, costs, loss of service, judgments, liabilities, all expenses including legal fees, compensation, transaction fees, and any and all other liabilities and claims whatsoever, arising out of, relating to or resulting from the TT and CSA Agreement.

5. Notwithstanding any provision of this Mutual Settlement and Release Agreement to the contrary, neither Party hereby releases the other from its obligations (i) under this Mutual Settlement, Release and License Agreement or (ii) under the TT and CSA Agreement (a) to indemnify and hold harmless the other and/or their respective Related Parties with respect to third Party claims, actions, demands, liabilities, losses, costs and expenses, including attorney fees arising from the Agreement, or (b) to hold in confidence the Confidential Information provided by the other Party or its agents or representatives in accordance with the terms of the TT and CSA Agreement and the CDA and the

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MTA. In addition, the Parties acknowledge and agree that the provisions of the TT and CSA Agreement relating to the ownership and use of intellectual property (Sections 5.2 and 8 of the TT and CSA Agreement) shall survive its termination and any obligations or liabilities related thereto are not released hereunder. For purposes of clarity the Adapted Process referred to in the TT and CSA does not include any right of RVDC to make, use, offer for sale, sell, import or export the Media, or any other right to the Media. RVDC acknowledges and agrees, however, that BI shall not indemnify and hold harmless RVDC and its Related Parties with respect to third Party claims, actions, demands, liabilities, losses, costs and expenses, including attorney fees, resulting from any use whatsoever after the Effective Date of Confidential Information provided by BI to RVDC.

6. Each Party shall promptly, but in any event no later than [***], return to the other Party or destroy (as instructed by the other Party) all Confidential Information (as defined in Section 1(b) above) and confidential and/or proprietary materials of the other Party, including but not limited to the RVDC Material including vials of [***] listed in Exhibit C, RVDC Confidential Information and Know-How and BI Confidential Information and Know-How (as defined in the TT and CSA Agreement) except the Confidential Information with regard to the Licensed Technology. Notwithstanding the foregoing, RVDC will not be required to return any information related to the Licensed Technology, which shall be subject to the provisions regarding confidentiality set forth in this Agreement. To accomplish the foregoing, each Party shall designate a person to coordinate the collection and documentation of the other Party’s Confidential Information and proprietary materials. For BI this person shall be [***], for RVDC this person shall be [***]. The Parties shall confirm in writing the delivery or destruction of such Confidential Information and Know-How and confidential and proprietary materials. With respect to RVDC Material, BI shall have complied with its obligations under this Section by destroying or returning to RVDC the RVDC Material listed in Exhibit C by making the same available at the BI Facility in Biberach, Germany “[***]” ( Incoterms 2010) for pickup by a carrier selected by RVDC.

7. Except as provided in Section 2(b) and 6, or as set forth in the Exhibit A, B or C with respect to samples to be retained by BI for purposes of retesting, or as set forth in Exhibit D, or as otherwise reasonably requested by RVDC, BI shall promptly and properly destroy or otherwise dispose of all Raw Materials, excipients, and any other substances or materials used or to be used in testing or manufacturing or otherwise providing Services under the TT and CSA Agreement in accordance with the Agreement and applicable law.

8. License Grant to RVDC to use Media to Produce Product

8.1 BI hereby grants to RVDC a non-exclusive, non-sublicensable (except as permitted in Section 8.2), [***] license to use the Media (“Licensed Technology”) for the sole purpose of cultivation of CHO cells to manufacture and have manufactured the Product in the Territory (“Scope of Use”). The foregoing license and Scope of Use includes the right to test the Media for [***] and identity and process samples from the manufacture of Product for maintaining quality (including cGMP) during the manufacturing of Product. For purposes of clarity, testing and/or analysis (i) of the Media, and/or (ii) of process samples that would identify components of the Media, is not permitted except to the extent specifically enumerated in the previous sentence.

8.2 RVDC shall have the right to grant sublicenses to its Affiliated Companies and, subject to the approval of BI, such approval not to be unreasonably withheld, to third party manufacturers of Product to use Licensed Technology for the Scope of Use in the Territory provided that:

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8.2.1 such Affiliated Companies shall not be located in the People’s Republic of China; and

8.2.2 such sublicensees and/or third party manufacturers shall not be located in the People’s Republic of China and/or manufacture Product in the People’s Republic of China; and

8.2.3 Licensed Technology shall not be brought into and/or otherwise enter and/or be located in the People’s Republic of China; and

8.2.4 all such sublicenses are within the Scope of Use.

BI hereby grants approval for RVDC to grant a sublicense to Licensed Technology within the Scope of Use to [***] and any acquirer of RVDC, and any Affiliated Companies of the foregoing, provided that such license grant shall not extend to any Affiliated Company of such potential sublicensees, or any potential acquirer of RVDC or any of its Affiliated Companies, located in the People’s Republic of China.

8.3 For purposes of clarity, Licensed Technology shall be used only for the manufacture of Product using CHO cells, which express the Product. Any use of the Licensed Technology outside the Scope of Use including, without limitation, reverse engineering the Media, is not permitted.

8.4 RVDC shall be responsible for any use of the Licensed Technology outside the Scope of Use, and/or otherwise inconsistent with the terms of this Agreement, by itself, any Affiliated Company granted a sublicense and any other sublicensee.

8.5 RVDC shall, and shall obligate any sublicensee and/or any Affiliated Companies, to take reasonable measures (in particular, without limitation, technical and organizational measures) to ensure compliance with the obligations set forth in this Section 8, in particular without limitation with regard to the use of the Licensed Technology solely within the Scope of Use and the protection of the Licensed Technology against unauthorized access. Such measures shall be no less than the measures RVDC and/or such sublicensee uses to protect similar technology, but taking such measures shall not alone establish that RVDC and/or its Affiliates and/or its sublicensees have complied with this Section 8 and/or that such matters are adequate.

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8.6 Consideration, Fees and Payments

8.6.1	In consideration of the license granted to RVDC in Sections 8.1 and 8.2, RVDC shall pay BI the following [***] Milestone Payments as indicated in the table below:

Date	Milestone Payment
[***]	€ [***] ([***] Euros)
[***]	€ [***] ([***] Euros)

8.6.2

RVDC will inform BI promptly of the achievement of each milestone. The fees as described in this Section 8.6 will be paid by RVDC to BI (to a bank account designated by BI) within [***] days after receipt of an invoice detailing VAT, if applicable, separately. All amounts set forth in this Agreement (including any Appendices) are without VAT, which shall be added thereon, if applicable. In the event of a default in payment, default interest may be charged at a rate of [***] % above the London Interbank Offered Rate (LIBOR) starting from the occurrence of the default. The date of the payment order will be taken to be the day of payment. For clarity, the fees described above will not apply if RVDC uses a different media ( other than the Media) to commercially manufacture Product.

8.6.3

If laws or regulations require withholding (of a licensee) of any taxes imposed upon (by a licensor) on account of any royalties and payments, paid under this Agreement, such taxes shall be deducted (by licensee) as required by law from such remittable royalty and payment and shall be paid (by licensee) to the proper tax authorities. Official receipts of payment of any withholding tax shall be secured and sent to (licensor) as evidence of such payment. The Parties shall exercise their best efforts to ensure that any withholding taxes imposed are reduced as far as possible under the provisions of any relevant tax treaty.

8.7 Regulatory Assistance. BI will cooperate with RVDC and provide RVDC with such information, documentation and cooperation regarding the Media (internal coding “[***]”) used to manufacture Product as is reasonably requested by regulatory authorities for RVDC to submit, obtain, maintain and update BLA/MAA regulatory filings and to otherwise comply with applicable law with respect thereto. If a regulatory authority conducts an inspection or audit of BI with regard to such Media, BI will cooperate with such regulatory authority and provide RVDC the results of the inspection or audit provided by such regulatory authority, provided, however, that BI may redact such results provided to RVDC to protect sensitive information, including but not limited to information relating to the specific components of the Media or other third party customers of BI. Any request from RVDC for regulatory assistance needs to copy BI’s business development and key account management (BDKAM) using the following e-mail address: [***].

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9. Representations and Warranties

9.1 BI represents and warrants that

(i)

to the best of its Knowledge at the Effective Date, there are no third party claims against BI asserting that the Licensed Technology infringes the Intellectual Property Rights of any third party; and BI will promptly notify RVDC in writing should it become aware of any claims asserting such infringement, and

(ii)	the execution, delivery and performance of this Agreement have been duly authorized by all appropriate corporate action; and

(iii)	this Agreement is a legal and valid obligation binding upon BI and enforceable in accordance with its terms, and

(iv)	the execution, delivery and performance of this Agreement does not conflict with any agreement, instrument or understanding to which BI is a party or by which it is bound.

For the avoidance of doubt, except as set forth herein, no representation, warranty or undertaking is made by BI regarding the Licensed Technology.

APART FROM THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS SECTION 9.1 THE LICENSE UNDER THIS AGREEMENT IS GRANTED “AS IS” WITHOUT ANY REPRESENTATION OR WARRANTY OF ANY KIND, WHETHER EXPRESS OR IMPLIED AND BI MAKES NO FURTHER REPRESENTATIONS OR WARRANTIES. IN PARTICLUAR, EXCEPT AS SET FORTH IN THIS SECTION 9.1, NOTHING IN THIS AGREEMENT IS OR WILL BE DEEMED TO BE A REPRESENTATION OR WARRANTY BY BI AND BI AND/OR ITS REPRESENTATIVES SHALL NOT BE LIABLE OR HAVE AN INDEMNIFICATION OBLIGATION TO RVDC AND/OR ITS REPRESENTATIVES AND/OR SUB-LICENSEES WITH REGARD TO THE ACCURACY, SAFETY, MERCHANTABILITY, FITNESS OR USEFULNESS OF THE LICENSED TECHNOLOGY FOR ANY PURPOSE, IN PARTICULAR WITHOUT LIMITATION FOR THE PURPOSE OF MANUFACTURING THE PRODUCT AND THE SUCCESS OF THE TRANSFER OF THE LICENSED TECHNOLOGY, INCLUDING WITHOUT LIMITATION MANUFACTURING PROCESS ESTABLISHMENT, METHOD ESTABLISHMENT AND PRODUCT COMPARABILITY.

9.2 RVDC represents and warrants that

(i)	it will use and obligate any sublicensee to use the Licensed Technology solely as permitted in this Agreement, in particular without limitation within the Scope of Use set forth in Section 8.1, and

(ii)

it will, and will obligate any sublicensee, to comply with the laws and regulations in all countries that are applicable to the manufacture of Product (such as the country in which the manufacture and supply of the

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Product will be performed), and

(iii)

it will, and will obligate any sublicensee, to promptly notify BI in writing should it receive written notice of any third party claim asserting that the Licensed Technology infringes the intellectual property rights of any third party, and

(iv)	the execution, delivery and performance of this Agreement have been duly authorized by all appropriate corporate action, and

(v)	this Agreement is a legal and valid obligation binding upon RVDC and enforceable in accordance with its terms, and

(vi)	the execution, delivery and performance of this Agreement does not conflict with any agreement, instrument or understanding to which RVDC is a party or by which it is bound.

APART FROM THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS SECTION 9.2, NOTHING IN THIS AGREEMENT IS OR WILL BE DEEMED TO BE A REPRESENTATION OR WARRANTY BY RVDC.

10. Liability, Indemnification and Limitations

10.1 Disclaimer of Consequential Damages

EXCEPT FOR CASES OF (i) WILFUL MISCONDUCT OF A PARTY AND/OR ITS REPRESENTATIVES, AND (ii) IN SUCH CASES WHERE A LIMITATION OF LIABILITY AND/OR A LIMITATION OF INDEMNIFICATION OBLIGATIONS IS NOT PERMITTED UNDER APPLICABLE LAW, FOR WHICH CASES THERE SHALL BE NO LIMITATION OF LIABILITY, IN NO EVENTSHALL EITHER PARTY AND/OR ITS REPRESENTATIVES BE LIABLE HEREUNDER FOR ANY INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, IRRESPECTIVE OF THE THEORY OF LIABILITY, WHETHER BREACH, TORT OR OTHER WISE, ARISING FROM OR RELATED TO THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION CLAIMS FOR DAMAGES BASED UPON LOST PROFITS FOR SALES TO THIRD PARTIES, LOSS OF REPUTATION OR LOSS OF GOOD WILL, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Notwithstanding the foregoing, the Parties agree that third party claims for which there is an indemnification obligations of a Party according to this Agreement shall not be deemed incidental, indirect, exemplary, special, punitive or consequential damages pursuant to the foregoing sentence. For the avoidance of doubt, BI’s indemnification obligation for such third party claims is always subject to the limitations of BI’s liability and indemnification obligations set forth in Section 10.3 below.

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10.2 Liability and Indemnification Obligations

a.	Of BI

Subject to the limitations set forth in Section 10.1 and Section 10.3, BI shall

•	be liable for any losses, damages, costs or expenses including without limitation, reasonable attorney’s fees of any nature (“Losses”) incurred or suffered directly by RVDC; and

•	indemnify and hold harmless RVDC and its Representatives from and against any third party claims to the extent such Losses and third party claims are arising from

(i)	BI’s negligent or willful breach of its representations and warranties given under Section 9.1 of this Agreement, or

(ii)	BI’s negligent or willful non-compliance with its obligations under this Agreement.

Notwithstanding the foregoing, BI shall not be liable or have an indemnification obligation hereunder to the extent such third party claims and Losses result from

aa.	RVDC’s negligent or willful breach of its representations and warranties given in this Agreement; and/or

bb.	RVDC’s negligent or willful non-compliance with its obligations under this Agreement; and/or

cc.	the transfer of the Licensed Technology to sublicensees; and/or

dd.	RVDC’s and/or its sublicensees’ use of the Licensed Technology; and/or

ee.	RVDC’s and/or its Affiliated Companies’ and/or any third parties’ use of the Product; and/or

ff.

any third party claim that the manufacture, use, sale, offer for sale and/or importation of Product infringes such party’s intellectual property rights (including but not limited to the [***] patent rights); and/or

gg.	any third party claim relating to the use of the Media.

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b.	Of RVDC

Subject to the limitations set forth in Section 10.1 and Section 10.3, RVDC shall

•	be liable for any Losses incurred or suffered directly by BI; and

•	indemnify and hold harmless BI and its Representatives from and against any third party claims (such third party claims including without limitation claims from any sublicensee)

to the extent such Losses and third party claims are arising from

(i)	RVDC’s negligent or willful breach of its representations and warranties given in this Agreement; and/or

(ii)	RVDC’s negligent or willful non-compliance with its obligations under this Agreement; and/or

(iii)	the transfer of the Licensed Technology to sublicensees; and/or

(iv)	RVDC’s and/or its sublicensees’ use of the Licensed Technology; and/or

(v)	RVDC’s and/or its Affiliated Companies’ and/or any other third parties’ use of the Product; and/or

(vi)

any third party claim that the manufacture, use, sale, offer for sale and/or importation of Product infringes such party’s intellectual property rights (including but not limited to the [***] patent rights), and/or

(vii)	any third party claim relating to the use of Media.

Notwithstanding the foregoing, RVDC shall not be liable or have an indemnification obligation hereunder to the extent such third party claims and Losses result from

aa.	BI’s negligent or willful breach of its representations and warranties given under Section 9.1 of this Agreement, and/or

bb.	BI’s negligent or willful non-compliance with its obligations under this Agreement.

To be eligible to be indemnified pursuant to Section 10.2, the Party having a right to be indemnified shall promptly notify the indemnifying Party in writing of the third party claim giving rise to the indemnification obligation pursuant to Section 10.2.

In the event that the Parties are held jointly liable for any third party claims, the Party which satisfies such third party may demand adjustment of advancements from the other Party according to the proportions each Party has contributed to the occurrence of such third party claim, provided, however, that (i) BI shall only be obligated to compensate RVDC within the limitations of BI’s liability and indemnification obligations set forth in Sections 10.1 and 10.3 of this Agreement and (ii) BI shall be entitled to demand adjustments that exceed the limits of BI’s

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liability and indemnification obligations set forth in this Agreement.

In case of third party claims regarding patent infringements relating to the Licensed Technology (a “Patent Claim”), BI at its sole discretion has the right to defend its intellectual property (including, but not limited to the right to settle any such third party claims). To the extent that BI agrees to defend such Patent Claim, all costs for such defense by BI will be borne by BI. If use of all or any part of the Licensed Technology is, or in BI’s reasonable opinion is likely to become, the subject of a claim of infringement of any intellectual property or other right of any third party, then, BI shall have the right to: (a) procure the continuing right for RVDC to use the Licensed Technology; or (b) replace or modify the Licensed Technology in a functionally equivalent manner so that it no longer infringes; or (c) provided that BI, despite its commercially reasonable efforts, is not successful in resolving the issue according to (a) and/or (b) of this Section, RVDC shall be permitted a reasonable period of time, not to exceed [***] days to negotiate a license directly with the claimant. If RVDC is not successful in negotiating a license for continued use of the Licensed Technology, either Party may terminate this Agreement and BI will refund to RVDC an amount equal to the amounts paid by RVDC to BI under this Agreement, such remedies under (a) to (c) being the sole and exclusive remedies available to RVDC in the aforementioned case and subject always to the limitations of liability and indemnification obligations of BI set forth in Section 10.3 unless an officer or director of BI with authority to waive such limitations of liability and indemnification obligations of BI, provides such waiver in writing to RVDC.

10.3 Limitation of Liability and Indemnification Obligations of BI

WITH THE EXCEPTION OF (i) WILFUL MISCONDUCT OF BI AND/OR ITS REPRESENTATIVES, AND (ii) SUCH CASES WHERE A LIMITATION OF LIABILITY AND/OR A LIMITATION OF INDEMNIFICATION OBLIGATIONS IS NOT PERMITTED UNDER APPLICABLE LAW, FOR WHICH CASES THERE SHALL BE NO LIMITATION OF LIABILITY OR INDEMNIFICATON OBLIGATIONS, ANY AND ALL LIABILITY AND/OR INDEMNIFICATION OBLIGATIONS OF BI AND/OR ITS REPRESENTATIVES UNDER THIS AGREEMENT, IRRESPECTIVE OF THE THEORY OF LIABILITY SHALL BE:

(A)

LIMITED TO A COMBINED TOTAL OF [***] PERCENT ([***]%) OF THE AGGREGATED AMOUNT (MILESTONE PAYMENTS)LISTED IN SECTION 8.6.1 TO BE PAID BY RVDC TO BI FOR ANY AND ALL LIABILITY AND INDEMNIFICATION OBLIGATIONS ARISING FROM OR IN CONNECTION WITH EVENTS

(x)	IF THE EVENTS GIVING RISE TO SUCH LIABILITY AND/OR INDEMNIFICATION OBLIGATION OCCUR IN THE PERIOD FROM THE EFFECTIVE DATE UP TO (BUT EXCLUDING) THE [***]; OR

(y)	IF THE EVENT GIVING RISE TO SUCH LIABILITY AND/OR INDEMNIFICAITON OBLIGATION IS A BREACH OF THE CONFIDENTIALITY OBLIGATIONS OF SECTION 11.

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(B)

[***] IF THE EVENT GIVING RISE TO SUCH LIABILITY AND/OR INDEMNIFICATION OBLIGATION OCCURS ON THE [***] UNLESS THE EVENT GIVING RISE TO SUCH LIABILITY AND/OR INDEMNIFICATION OBLIGATIONS IS A BREACH OF THE CONFIDENTIALITY OBLIGATIONS OF SECTION 11, IN WHICH CASE SECTION 10.3(A) SHALL APPLY.

11. Confidentiality

11.1 During the term hereof and thereafter for a period of [***] years, the Receiving Party agrees to hold all Confidential Information disclosed to it or its Affiliated Companies by the Disclosing Party or its Affiliated Companies under this Agreement in strict confidence and to use such Confidential Information only in connection with the performance of its obligations under this Agreement or as permitted under this Agreement. The Receiving Party shall not use the Disclosing Party’s Confidential Information for any purpose other than as permitted in the preceding sentence, reproduce such Confidential Information, or disclose such Confidential Information to any third party, without the prior approval of the Disclosing Party. The Receiving Party agrees to protect the Disclosing Party’s Confidential Information with at least the same degree of care as it normally exercises to protect its own proprietary information of a similar nature, but in any case using no less than a reasonable degree of care. The Receiving Party shall ensure that all of its or its Affiliated Companies’ officers, directors, employees and consultants, attorneys, accountants and professional advisors·receive the Disclosing [***] Party’s Confidential Information only on a need to know basis, within the scope of this Agreement, and then, only if such persons are/is bound by obligations of confidentiality and non-use substantially consistent with and no less than those under this Agreement. In addition, RVDC shall obligate its sublicensees to ensure that its or its Affiliated Companies’ employees and consultants receive the Confidential Information of BI only on a need to know basis, within the scope of this Agreement, and then, only if such persons are bound by obligations of confidentiality and non-use substantially consistent with and no less than those under this Agreement.

11.2 The restrictions of this Agreement regarding Confidential Information of the other Party shall not apply to such Confidential Information which: (a) was known, in the possession of, or otherwise owned by the Receiving Party or its Affiliated Companies prior to receipt hereunder as evidenced by written records (however, this shall not relieve RVDC of its obligations set forth in this Section 11 with regard to any sublicensee and shall not apply to such Confidential Information of BI which is subject to the license granted to RVDC hereunder, such Confidential Information to be solely used by RVDC and/or any sublicensee within the Scope of Use); (b) at the time of disclosure by the Disclosing Party was generally available to the public, or which after disclosure hereunder becomes generally available to the public through no fault attributable to Receiving Party or its Affiliated Companies; (c) is hereafter made available to Receiving Party or its Affiliated Companies for use or disclosure by the Receiving Party or its Affiliated Companies from any third party having a right do so; or (d) is independently developed by the Receiving Party or its Affiliated Companies without the use of the Disclosing Party’s Confidential Information as evidenced by written records. Further,

[***] = CERTAIN CONFIDENTIAL INFORMATION OMITTED

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subject to the Receiving Party providing the Disclosing Party with reasonable advance notice (to the extent possible and permitted by law) and the opportunity to challenge, limit or seek a protective order for such disclosure, the Receiving Party and/or its Affiliated Companies may make such limited disclosure as is required by mandatory law. The Receiving Party shall provide the Disclosing Party with reasonable assistance in any challenge undertaken by the Disclosing Party.

11.3 Upon termination or expiration of this Agreement and the Disclosing Party’s written request, the Receiving Party agrees to (and RVDC shall obligate any sublicensee to do so), at the Receiving Party’s discretion, either deliver to the Disclosing Party or destroy all Confidential Information of the Disclosing Party and all written and electronic materials embodying the Confidential Information of the Disclosing Party and/or its Affiliated Companies and all materials that constitute such Confidential Information, which are in the possession or under the control of the Receiving Party or its Affiliated Companies, in each case subject to the last sentence of this Section. In the event that the Receiving Party elects to destroy the materials, upon destruction of such materials, the Receiving Party will issue to the Disclosing Party a certificate of destruction as proof of compliance with the Disclosing Party’s request. Receiving Party further agrees and, in case of RVDC, in addition to obligate its sublicensees, not to retain any copies, notes or compilations of any written materials pertaining to the Confidential Information received from the Disclosing Party or its Affiliated Companies, save that the Receiving Party may retain one (1) copy of documentary Confidential Information for the sole purpose of monitoring its compliance with this Agreement.

11.4 In the event that either Party is required to file this Agreement with health authorities or other government agencies (e.g. under SEC rules), that Party shall seek confidential treatment of sensitive information of the respective other Party (in particular, but not limited to trade secrets, confidential commercial or financial information). The Party required to make the submission will give reasonable advance notice to the other Party of such disclosure requirement in order to enable the other Party to comment on such submission, and shall use reasonable efforts to incorporate the other Party’s comments in order to secure a protective order or confidential treatment of any Confidential Information required to be disclosed.

12. Term and Termination

12.1 This Agreement shall come into force and effect as of the Effective Date and shall, unless terminated earlier by either Party pursuant to this Agreement or unless extended by mutual written agreement of the Parties, last until the end of commercialization of the Product.

12.2 If either Party materially breaches or fails to observe or perform any material term or condition of this Agreement, and such material breach or default is not cured within forty (40) days (in case of non-payment twenty (20) days) after written notice thereof is given to the Party at fault, then the other Party may terminate this Agreement with immediate effect without further notice upon expiration of such forty (40) days (in case of non-payment twenty (20) days) notice period.

12.3 This Agreement may be terminated with immediate effect by BI if RVDC, or one or more of its Affiliated Companies, challenges the validity of any patent right comprised by the Licensed Technology. However, if a sublicensee of RVDC challenges the validity

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of any patent right comprised by the Licensed Technology, (i) RVDC shall be notified by BI of such challenge; and (ii) RVDC shall terminate the respective sublicense to such sublicensee within ten (10) calendar days; and (iii) this Agreement shall remain in effect without a right to terminate by BI according to this Section 12.3. In addition, this right to terminate will not apply if a sublicensee withdraws any such challenge within ten (10) days after receipt of written notice thereof from BI demanding such withdrawal in reference to this Agreement. The following will not constitute challenges for purposes hereof: (i) responding to discovery, subpoenas or other requests for information in a judicial or arbitration proceeding or (ii) complying with any applicable law or a court order.

12.4 Notice of termination must in all cases be given by written letter.

12.5 In the event of expiration or termination of this Agreement by BI pursuant to Section 12.2 or 12.3, the license granted to RVDC under this Agreement as well as any sub-license granted by RVDC to any sublicensee with respect to the Licensed Technology shall terminate automatically and with immediate effect and RVDC shall, and shall obligate any sublicensee, to refrain from using the Licensed Technology and either return to BI or destroy the Licensed Technology at the expense of RVDC. Delivery by RVDC shall be made [***] BI’s Affiliated Company BIP’s premises at Birkendorfer Straße 65, 88397 Biberach an der Riss, Germany (Incoterms 2010) or any other address specified by BI. For clarity, nothing herein restricts RVDC’s ability to use media similar to the Licensed Technology developed by it or obtained from third parties, provided that all provisions of this Agreement, including all provisions surviving termination of this Agreement and all other agreements, including the MTA entered into between RVDC and BI effective as of August 26, 2015, are complied with.

13. Miscellaneous

13.1 Neither Party shall be liable for delay or failure to perform hereunder due to any contingency beyond its control, including, but not limited to acts of God, fires, floods, wars, civil wars, sabotage, strikes, governmental laws, ordinances, rules or regulations or failure of third party delivery, provided, such Party promptly gives to the other Party written notice claiming force majeure and uses its commercially reasonable efforts to avoid or remove the force majeure, insofar as it is able to do so. If the period of delay or failure should extend for more than [***] months then either Party shall have the right to terminate this Agreement forthwith upon written notice at any time after expiration of said [***] month period.

13.2 This Agreement constitutes the entire understanding of the Parties with respect to the subject matters contained herein, superseding all prior oral or written understandings or communications between the Parties with respect to the subject matters contained herein. This Agreement may be modified only by a written agreement signed by the Parties. The general terms and conditions of the Parties shall not apply, even if reference to them is made by either Party.

13.3 No press release or other form of publicity regarding this Agreement shall be permitted by either Party to be published unless both Parties have indicated their consent to the form of the release in writing.

[***] = CERTAIN CONFIDENTIAL INFORMATION OMITTED

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13.4 No waiver of any term, provision or condition of this Agreement whether by conduct or otherwise in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Agreement.

13.5 In the performance of this Agreement, each Party shall be an independent contractor, and therefore, no Party shall be entitled to any benefits applicable to any employee of the other Party. No Party is authorised to act as an agent for the other Party for any purpose, and no Party shall enter into any contract, warranty or representation as to any matter on behalf of the other Party.

13.6 If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction all other provisions shall continue in full force and effect. The Parties hereby agree to attempt to substitute for any invalid or unenforceable provision a valid and enforceable provision which achieves to the greatest extent possible the economic legal and commercial objectives of the invalid or unenforceable provision.

13.7 This Agreement shall be binding upon the successors and assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of its successors and assigns, provided always that nothing herein shall permit any assignment by either Party. However, (i) BI may, without RVDC’s consent assign its rights and obligations under this Agreement to any of its Affiliated Companies, or (ii) either Party may, without the other Party’s consent assign this Agreement in its entirety to its successor to all or substantially all of its business or assets to which this Agreement relates, unless such successor does not have the financial resources to perform such Party’s obligations under this Agreement in the reasonable judgment of the other Party. In case of an assignment, the assigning party shall immediately notify the other Party about the intended or executed assignment, as applicable, and the assignee. Any assignment of this Agreement that is not in conformance with this Section shall be null, void and of no legal effect.

13.8 This Mutual Settlement, Release and License Agreement (which includes all exhibits hereto) constitutes the entire agreement between the Parties regarding the subject matter hereof and supersedes all prior representation and communications, whether oral or written, between the Parties relating thereto, with the exception of the CDA, and Sections 5.2, 6, 7, 8 and 9 of the TT and CSA Agreement, which shall all remain in full force and effect. The expiration or termination of this Agreement shall not affect any provisions designed to have effect even after expiration or termination of this Agreement which shall continue in full force and effect even after expiration or termination of this Agreement, in particular but not limited to Sections 1, 2, 3, 4, 5, 8.6.3, 10, 11, 12 and 13.

13.9 This Agreement shall be exclusively governed by and construed in accordance with the laws of the State of New York, USA, without regard to its conflict of laws provisions. The application of the [***].

The Parties agree that all disputes, claims or controversies arising out of, relating to, or in connection with this Agreement, including any question regarding its formation, existence, validity, enforceability, performance, interpretation, breach or termination, shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce (“ICC”) by one arbitrator appointed in accordance with said rules. The

[***] = CERTAIN CONFIDENTIAL INFORMATION OMITTED

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exclusive place of arbitration shall be New York, State of New York, USA, and the proceedings shall be conducted in English language.

The award for arbitration shall be final and binding and may be enforced in any court of competent jurisdiction against BI or RVDC. Nothing in this Section 13.9 shall prevent any Party, before an arbitration has commenced hereunder or any time thereafter during such arbitration proceedings, from seeking conservatory and interim measures, including, but not limited to temporary restraining orders or preliminary injunctions, or their equivalent, from any court of competent jurisdiction.

The Parties further agree that

a.

except as may be otherwise required by law, neither Party, its witnesses, or the arbitrator may disclose the existence, content, results of the arbitration hereunder without prior written consent of both Parties; and

b.

neither Party shall be required to give general discovery of documents, but may be required only to produce specific, identified documents, or narrow and specific categories of documents, which are relevant to the case and material to its outcome and reasonably believed to be in the custody, possession or control of the other Party; and

c.	decisions ex aequo et bono or in equity are not permissible.

d.

The costs of the arbitration (including reasonable attorney’s fees and associated costs and expenses) shall be borne by the Parties in proportion to the outcome of the arbitration (taking into account the relative success of the claims and defenses of the Parties), as ordered by the arbitrator(s).

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IN WITNESS WHEREOF, BI and RVDC have executed this Mutual Settlement, Release and License Agreement on the Effective Date.

Boehringer lngelheim Biopharmaceuticals GmbH

Biberach, January 17, 2017

ppa.	ppa.

/s/ Alois Konrad Alois Konrad Vice President Business and Contract	/s/ Dr. Kathrin Knebusch Dr. Kathrin Knebusch Head of Global Legal Solutions

River Vision Development Corp.

New York, January 27, 2017

/s/ D Madden
D Madden
(name of signatory)
CEO
(title)

List of Exhibits:

Exhibit A: Project Plan including Project Timeline and Payment Schedule (version of Nov 15, 2016)

Exhibit B: Project-specific raw Materials (including resins)

Exhibit C: RVDC Confidential and/or Proprietary Material

Exhibit D: Project-specific samples (including legal retains)

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